Commitments	9 Months Ended
May 31, 2025
Commitments
Commitments

22. Commitments

In addition to the obligations under leases [note 11], the Company is subject to supply agreements with minimum spend commitments. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next years, is as follows:

$
2025	947,765
2026	2,941,308

In October 2021, EB Rental FL Corp. has entered into lease arrangement for premises, which have not commenced yet and therefore related right-of-use asset and lease liability are not recorded as at May 31, 2025. The lease offers EB Rental FL Corp. a termination clause in case certain contractual requirements is not met by the lessor at the lease commencement date.

The Company’s undiscounted lease commitments related to this lease are as follows as at May 31, 2025:

$
2026	123,822
2027	167,572
2028	170,924
2029 and thereafter	396,841